                                                                    Exhibit 10.7

                               FIRST AMENDMENT TO
                       1899 WYNKOOP OFFICE BUILDING LEASE
                       ----------------------------------

     THIS FIRST AMENDMENT TO 1899 WYNKOOP OFFICE BUILDING LEASE (the "First Amendment") is made this 31st day of January, 2002, between 1899 WYNKOOP, LLC, as successor to Centennial Venture I, LLC, ("Landlord") and WEBB INTERACTIVE SERVICES, INC., ("Tenant").

                                   WITNESSETH

     WHEREAS, Tenant entered into a 1899 Wynkoop Office Building Lease (the "Lease") dated December 8, 1999 with Centennial Venture I, LLC for certain premises consisting of approximately 21,398 rentable square feet of space known as Suite 600, at 1899 Wynkoop Street, Denver, Colorado 80202 ("the Building");

     WHEREAS, Landlord and Tenant now desire to, among other things, amend the Lease to shorten the Term, decrease the Base Rent and increase the Expense Stop;

     WHEREAS, the Lease and this First Amendment are collectively referred to as the "Lease";

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease effective as of December 31, 2001 as follows:

     1. Term: Paragraph 2(a) of the Lease is hereby amended to read in its
        ----
entirety as follows:

          The Term of this Lease shall commence on January 1, 2002 (the "Commencement Date") and shall terminate at 12:00 midnight on August 31, 2004, unless sooner terminated pursuant to the terms of the Lease.

     2. Base Rent: Paragraph 3 of the Lease is hereby amended to read in its
        ---------
entirety as follows:

          Tenant shall pay to Landlord, rent for the Premises in accordance with the following schedule (hereinafter "Base Rent"):

                                            MONTHLY         ANNUAL
                  PERIOD                   BASE RENT      BASE RENT
     February 1, 2002 to August 3, 2004    $35,000.00    $420,000.00

All installments of Base Rent shall be payable in advance, on the first (1st) day of each calendar month during the term hereof. Base Rent for the first and last months of the term hereof shall be prorated based upon the number of days during each of said months that the Lease term was in effect. The first month's Base Rent shall be due and payable upon the Commencement Date.

All Base Rent shall be paid without notice, demand, deduction, or offset, at the office of Landlord or to such other person or at such other place as Landlord may designate in writing.

     3. Expense Stop: Paragraph 5(a)(1) of the Lease is hereby amended to change
        ------------
the reference to "$6.50 per rentable square foot of the Building" to "$7.85 per rentable square foot of the Building." Notwithstanding anything in this First Amendment to the contrary, Tenant shall remain obligated to pay for its share of any Operating Expense Differential for the 2001 calendar year based upon the $6.50 Expense Stop.

     4. Certificate of Deposit. Tenant agrees that if it does not rescind this
        ----------------------
First Amendment in accordance with Paragraph 6 hereof, that Landlord, as consideration for this First Amendment, is authorized at anytime after the close of business on January 31, 2002, to draw the full amount of the Certificates of Deposit ($475,000.00) held by Wells Fargo Bank pursuant to that certain Certificate of Deposit Pledge Agreement between Landlord and Tenant, and consented to by Wells Fargo Bank. Tenant further agrees to execute and deliver to Landlord and Wells Fargo Bank any and all documents requested by either Landlord or Wells Fargo Bank to effectuate the transfer of the Certificates of Deposit to Landlord. Landlord is hereby authorized to instruct Wells Fargo Bank to transfer the Certificates of Deposit to Landlord in accordance with this Paragraph notwithstanding that no event of default has occurred. Landlord agrees that upon receipt of the Certificates of Deposit that the Lease shall be amended to delete Section 42 in its entirety.

     5. Assignment. This First Amendment is subject to and contingent upon the
        ----------
execution and delivery of the Assignment and Assumption of the Lease, as amended, to Jabber, Inc., the Tenant Estoppel Certificate, and Consent to Assignment, which Assignment, Estoppel and Consent are attached hereto as Exhibits A, B and C and by this reference incorporated herein.

     6. Option to Rescind. Landlord hereby grants Tenant the option to rescind
        -----------------
this First Amendment; provided that, this option shall only be exercisable by Tenant if it is not otherwise in default of the Lease. In order to exercise this option, Tenant shall deliver written notice to Landlord of Tenant's exercise of this option on or before the close of business (5:00 p.m. MST) on January 31, 2002. If Tenant fails to deliver written notice in accordance with this Paragraph 6 or fails to pay the expenses set forth infra, this option shall
                                                   -----
lapse and be null and void, notwithstanding Tenant's attempt to exercise the same. As consideration for Tenant's rescission of this First Amendment, Tenant hereby agrees to reimburse Landlord for all of its actual expenses related to the negotiation, preparation and termination of this First Amendment, including, but not limited to all professional fees and out-of-pocket expenses incurred by Landlord. Tenant shall pay such actual expenses to Landlord within ten (10) days of receipt of Landlord's invoice for the same. In the event Tenant properly exercises this option to rescind and pays the actual expenses, this First Amendment shall be null and void and of no further force and effect.

     7. Brokerage: Landlord and Tenant each covenant and represent that it has
        ---------
negotiated this First Amendment directly with the other, and has not acted by implication to authorize or authorized any real estate agent, broker, or salesman to act for it in these negotiations. Tenant agrees to indemnify and hold harmless Landlord from any and all claims by any real estate broker or salesman for a commission or finder's fee arising out of or related to Tenant's acts or omissions in entering into this First Amendment.

     8. Ratification: Except as specifically amended by the terms of this First
        ------------
Amendment, the terms and conditions of the Lease, shall remain in full force and effect and are republished and Landlord and Tenant each ratifies and confirms the same. In the event of a conflict between the terms of this First Amendment and the Lease, the terms of this First Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to 1899 Wynkoop Office Building Lease as of the day and year first above written.

                                          LANDLORD:

                                          1899 WYNKOOP, LLC


                                          By:    /s/ Randy Nichols
                                              ----------------------------------

                                          Title: General Manager
                                                 -------------------------------


                                          TENANT:


                                          WEBB INTERACTIVE SERVICES, INC


                                          By:    /s/ William R. Cullen
                                              ----------------------------------

                                          Title: CEO
                                                 -------------------------------

ATTEST:


By:   /s/ Lindley S. Branson
   ----------------------------

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------

     This Assignment and Assumption of Lease ("Assignment") is made and entered into this 16th day of January, 2002.

     1. Assignment. For good and valuable consideration the receipt and
        ----------
sufficiency of which are hereby acknowledged, WEBB INTERACTIVE SERVICES, INC., a Colorado corporation ("Assignor") hereby assigns and transfers to JABBER, INC., a Delaware corporation ("Assignee") all Assignor's right, title and interest in and to that certain Lease dated November 22, 1999, as amended by a First Amendment dated even date herewith, between 1899 WYNKOOP, LLC, as successor to CENTENNIAL VENTURE I, LLC, ("Lessor") and Assignor ("the Lease") for those certain premises (the "Premises") described in the Lease (approximately 21,398 rentable square feet of office space known as Suite 600); provided that, this Assignment shall be effective at the close of business On January 31, 2002, but only if Assignor does not rescind the First Amendment.

     2. Assumption. Assignee hereby accepts the assignment of the Lease made
        ----------
herein, assumes the Lease and all rights and obligations of Assignor thereunder, and agrees to look to 1899 WYNKOOP, LLC, as successor to CENTENNIAL VENTURE I, LLC, as Lessor thereunder. Assignee covenants and agrees to make all payments and to perform all duties and obligations required of the Lessee from and after the date of this Assignment at the times and in the manner such payments and performances are to be paid and performed under the terms of the Lease; provided, however, that to the extent there are additional Operating Expenses which are due for the calendar year 2001 for the period prior to this Assignment & Assumption, Assignee agrees that it shall be responsible for and pay such additional expenses.

     3. Lessor's Consent. It is understood and agreed that this Assignment is
        ----------------
subject to the terms and conditions of Lessor's Consent to Assignment.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption of Lease as of the day and year first above written.

ASSIGNOR:  WEBB INTERACTIVE               ASSIGNEE:  JABBER, INC., a Delaware
SERVICES, INC., a Colorado corporation    corporation


By:   /s/  William R. Cullen              By:   /s/ Gwenael Hagen
     ---------------------------------         ---------------------------------

Name: William R. Cullen                   Name: Gwenael Hagen
      --------------------------------          --------------------------------

Its:  CEO                                 Its:   CFO
     ---------------------------------         ---------------------------------

Date: January 30, 2002                    Date: January 30, 2002
      --------------------------------          --------------------------------

                              CONSENT TO ASSIGNMENT

     This Consent to Assignment (this "Consent") is made as of January 31, 2002, by and between 1899 Wynkoop, LLC, as successor to CENTENNIAL VENTURE I, LLC, ("Lessor"), and WEBB INTERACTIVE SERVICES, INC., a Colorado corporation ("Assignor"), and JABBER, INC., a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

     A. Lessor and Assignor have entered into that certain Lease dated December 8, 1999, as amended by a First Amendment to 1899 Wynkoop Office Building Lease dated even dated herewith (collectively the "Lease"), wherein Lessor leased to Assignor certain premises comprising that certain building known as 1899 Wynkoop and located at 1899 Wynkoop Street, Suite 600, Denver, Colorado 80202 (the "Premises"), and more particularly described in the Lease.

     B. Assignor desires to assign to Assignee all of its right, title, interest and estate in, to arid under the Lease.

     C. Assignor desires to obtain Lessor's consent to the Assignment.

     NOW, THEREFORE, Lessor hereby consents to the Assignment, such consent being subject to an upon the following terms and conditions to which Assignor and Assignee hereby agree:

     1. All terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise. In the event of any conflict between the Assignment and this Consent, the provisions of this Consent shall control.

     2. This Consent shall not be effective and the Assignment shall not be valid or binding on Lessor unless and until a fully executed original counterpart of the Assignment in the form attached hereto is delivered to Lessor, and a fully executed original Estoppel Certificate in the form attached hereto is delivered to Lessor.

     3. This Consent is expressly contingent upon Assignor not rescinding the First Amendment and the receipt by Lessor of Four Hundred Seventy Five Thousand and no/100 Dollars ($475,000.00) represented by certain Certificates of Deposit held by Wells Fargo Bank. In the event Assignor rescinds the First Amendment or fails to cause the Four Hundred Seventy Five Thousand and no/100 Dollars ($475,000.00) to be paid to Lessor, this Consent shall be null and void ab
                                                                        --
initio.
------

     4. Assignee does hereby expressly assume and agree to be bound by and to perform and comply with, for the benefit of Lessor, each and every obligation of Assignor under the Lease.

     5. The acceptance of rents by Lessor from Assignee or anyone else liable under the Lease shall not be deemed a waiver by Lessor of any provisions of the Lease.

     6. Landlord acknowledges to Assignee that as of the date of this Consent, the Assignor is not in default of any obligations under the Lease.

     7. This consent shall not constitute a consent to any subsequent subletting or assignment and shall not relieve Assignee or any person claiming under or through Assignee of the obligation to obtain the consent of Lessor, pursuant to Paragraph 17 of the Lease, to any future assignment or sublease. Lessor acknowledges that Assignee intends to sublet space to Assignor and hereby waives the requirements of Paragraph 17 of the Lease as it relates to a sublease between Assignee and Assignor; provided that: (a) the sublet shall be evidenced on Landlord's standard sublease form; (b) Assignor shall provide Landlord with satisfactory evidence of insurance; and (e) this waiver shall not constitute a wavier of the requirements of Paragraph 17 of the Lease to any future sublease or assignment.

     8. Lessor may consent to subsequent sublettings and assignments of the Lease without notifying Assignor or anyone else liable under the Lease and without obtaining their consent (other than the consent of Assignee if it is stilt liable under the Lease) and such action shall not relieve such persons from liability.

     9. Nothing contained herein shall be deemed or construed to modify, waive, impair or affect any of the covenants, agreements, terms provisions or conditions contained in the Lease.

     10. This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, Lessor, Assignor and Assignee have caused their duly authorized representatives to execute this Consent as of the date first above written.

ASSIGNOR: WEBB INTERACTIVE                LESSOR:  1899 WYNKOOP, LLC, as
SERVICES, INC., a Colorado corporation    successor to CENTENNIAL VENTURE I,
                                          LLC, a Colorado limited liability
                                          company


By:   /s/  William R. Cullen              By:   /s/ Randy Nichols
     ---------------------------------         ---------------------------------

Name: William R. Cullen                   Name: Randy Nichols
      --------------------------------          --------------------------------

Its:  CEO                                 Its:  General Manager
     ---------------------------------         ---------------------------------

Date: January 30, 2002                    Date: January 31, 2002
      --------------------------------          --------------------------------


ASSIGNEE: JABBER, INC., a Delaware
corporation


By:   /s/ Gwenael Hagen
     ---------------------------------

Name: Gwenael Hagen
      --------------------------------

Its:  CFO
     ---------------------------------

Date: January 30, 2002
      --------------------------------

                                      -2-